EXHIBIT 99.3

PERFORMANCE UNIT AGREEMENT

iVillage Inc. (the “Company”) is pleased to inform Douglas McCormick (“you”) that you are being awarded Performance Units (the “Units”) under this Agreement pursuant to your Employment Agreement.  Capitalized terms not otherwise defined in the body of this Agreement shall have the meaning assigned to them in Paragraph 19.

To the extent they become vested, the Units will entitle you to a cash payment.  The Units are a non-voting bookkeeping device solely to determine the amount of such cash payment.  Each vested Unit represents the right to receive the cash equivalent of the then Fair Market Value of one share of the Company’s Common Stock on the vesting date of that Unit multiplied by the Applicable Percentage (the “Cash Payment”).

This Agreement sets forth the award date and number of Units to be awarded, the applicable vesting schedule for the Units, the dates on which the Cash Payment for each vested Unit can become payable to you and the remaining terms and conditions governing your award (the “Award”).

Award Date:	January 1, 2006

Number of Units Subject to Award:

100,000 unvested Units to be awarded on the above Award Date, subject to your continued Service.

Notwithstanding the foregoing, if prior to January 1, 2006 there is (i) a Change in Control that occurs during your period of Service or (ii) a Qualifying Termination, the ungranted Units scheduled to be awarded under this Agreement on the Award Date shall instead be awarded to you as fully vested Units on (x) the effective date of the Change in Control or (y) the date of your termination of Service, as applicable.

No Units will be awarded after your Service has terminated.

Vesting Schedule:

All Units will vest on May 31, 2008 (“Scheduled Vesting Date”) provided you continuously render Service through the Scheduled Vesting Date. Awarded Units will fully vest earlier on either of the following dates: (i) the date your Service was terminated in a Qualifying Termination or (ii) the effective date of a Change in Control that occurs during your Service. No Units will vest after your Service has terminated.

Other terms of your Award are as follows:

20.    Cash Payment.  A Cash Payment for each vested Unit will be issued to you as soon as practicable (but not more than 45 days) after the vesting of such Unit in accordance with the above Vesting Schedule.  Any Cash Payment under this Agreement shall be reduced by any and all applicable Withholding Taxes.  The Cash Payment following vesting of the corresponding Units shall be in complete satisfaction of such vested Units and such Units shall then be cancelled.  If the Applicable Percentage is 0% on the vesting date, then there shall be no Cash Payment under this Agreement and all Units shall then be cancelled.

21.    Forfeitability. Should you cease Service prior to vesting in one or more Units subject to your Award, your Award will be cancelled with respect to those unvested Units on the first date you are no longer rendering Service, regardless of the reason for the termination of your Service, except as otherwise expressly provided in the above Vesting Schedule.  You will cease to have any right or entitlement to receive a Cash Payment for any cancelled Units.

Except as otherwise expressly provided in the above Vesting Schedule, the Vesting Schedule requires your continued Service through the applicable vesting date as a condition to the vesting of the applicable Units and the rights and benefits under this Agreement.  Except as otherwise expressly provided in the above Vesting Schedule, Service for only a portion of a vesting period, even if a substantial portion, will not entitle you to any proportionate vesting or avoid or mitigate the forfeiture that occurs upon the termination of your Service.

22.    Transferability. You may not sell or transfer any interest in your Award, your Units, or pledge or otherwise hedge the sale of those Units, including (without limitation) any short sale or any acquisition or disposition of any put or call option or other instrument tied to the value of the Units.  Any attempt by you to do so will result in an immediate forfeiture of all of the Units that are subject to this Agreement.  However, your right to receive a Cash Payment for any Units which have vested at or prior to your death but which remain unpaid at the time of your death may be transferred pursuant to the provisions of your will or trust or the laws of inheritance or to your designated beneficiary following your death.  You may make such a beneficiary designation at any time by filing the appropriate form with the Company.

23.    Stockholder Rights. The Units create no fiduciary duty of the Company to you, and shall create only an unfunded, unsecured contractual obligation on the part of the Company to issue a Cash Payment for vested Units, subject to the terms and conditions of this Agreement and the Employment Agreement.  The Units shall not be treated as property or as a trust fund of any kind.

You will not have any stockholder rights, including voting rights or dividend rights, with respect to the Units.  Except as otherwise provided in Paragraph 5, no adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of a Cash Payment for vested Units.

24.    Adjustments. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments (that are consistent with any adjustments the Company makes to other shareholders or optionholders) will be made to the number of Units that are outstanding or which are still subject to being awarded.

25.    Taxation. You will recognize ordinary income for federal, state and local income tax purposes on each date the Units vest.  You will be solely responsible for payment of any and all applicable taxes.

26.    Withholding Taxes. All applicable Withholding Taxes, as determined by the Company, must be withheld from Cash Payments or otherwise provided for by you at the time the Units vest pursuant to this Agreement.

If any withholding event occurs other than with respect to the vesting of such Units, or if the Company for any reason is unable to satisfy the withholding obligations with respect to the vesting of the Units, the Company shall be entitled to require you to make a cash payment to the Company and/or to deduct from other compensation payable to you the amount of any such withholding obligation.

27.    Notice. Any notice to be given or delivered to the Company relating to this Agreement shall be in writing and addressed to the Company at its principal corporate offices.  Any notice to be given or delivered to you relating to this Agreement shall be in writing and addressed to you at such address of which you advise the Company in writing.  All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

28.    Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon you and the legal representatives, heirs and the legatees of your estate.  You may not assign any of your rights or benefits under this Agreement.  The Company may assign this Agreement to any successor(s)-in-interest.

29.    Administration/Indemnification. The Company shall have the exclusive discretionary authority to, in good faith, interpret and construe any term or provision of this Agreement, adopt and change rules and regulations in the administration of the Award, and make modifications to this Agreement to comport with applicable law.  Any such interpretation and/or decisions shall be binding on all persons having an interest in the Award subject to the arbitration provisions of Section 13.

Except arising from any action taken, or failure to act, in bad faith, each person providing services in connection with the administration of the Award under this Agreement, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Award, and (ii) from any and all amounts paid by him or her, with the Company’s prior approval, in settlement thereof or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall have given the Company a reasonable opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

30.    Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York without resort to that State’s conflict-of-laws rules.

31.    At Will Employment. Nothing in this Agreement or your Award will provide you with any right to continue in Service or employment for any period of specific duration or interfere with or otherwise restrict in any way your right or the right of the Company to terminate your Service or employment at any time for any reason, with or without cause, or for no reason, subject to the Employment Agreement.

32.    Mandatory Arbitration. ANY AND ALL DISPUTES OR CONTROVERSIES BETWEEN YOU AND THE COMPANY ARISING OUT OF, RELATING TO OR OTHERWISE CONNECTED WITH THIS AGREEMENT OR THE AWARD OF PERFORMANCE UNITS EVIDENCED HEREBY OR THE VALIDITY, CONSTRUCTION, PERFORMANCE OR TERMINATION OF THIS AGREEMENT SHALL BE SETTLED EXCLUSIVELY BY BINDING ARBITRATION PURSUANT TO SECTION 10.11 OF THE EMPLOYMENT AGREEMENT WHICH IS INCORPORATED BY REFERENCE HEREIN AS IF SET FORTH FULLY HEREIN.

33.    Amendments and Waivers. This Agreement and any of the provisions hereof may be amended, waived (either generally or in a particular instance and either retroactively or prospectively), modified or supplemented, in whole or in part, only by written agreement signed by the parties hereto; provided, that, the observance of any provision of this Agreement may be waived in writing by the party that will lose the benefit of such provision as a result of such waiver.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach, except as otherwise explicitly provided for in such waiver.  Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

34.    Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but the invalidity or unenforceability of any provision or portion of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision or portion of any provision, in any other jurisdiction.  In addition, should a court or arbitrator determine that any provision or portion of any provision of this Agreement, is not reasonable or valid, the parties hereto agree that such provision should be interpreted and enforced to the maximum extent which such court or arbitrator deems reasonable or valid.

35.    Acknowledgement. You acknowledge that you have had the opportunity to discuss this matter with and obtain advice from your private attorney, have had sufficient time to, and have carefully read and fully understand all the provisions of this Agreement, and are knowingly and voluntarily entering into this Agreement.

36.    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Company and you to express the parties’ mutual intent, and no rule of law or contract interpretation that provides that in the case of ambiguity or uncertainty a provision should be construed against the draftsperson will be applied against any party.

37.    Headings. The headings of the paragraphs, subparagraphs, clauses and subclauses of this Agreement are for convenience of reference only and shall not in any way affect the meaning or interpretation of any of the provisions hereof.

38.    Definitions.  The following definitions shall be in effect under the Agreement:

j)                      Agreement shall mean this Performance Unit Agreement.

k)                   Applicable Percentage shall mean, on the Unit vesting date, either: (i) 0% if the Fair Market Value of one share of Common Stock is less than $9.00, (ii) 100% if the Fair Market Value of one share of Common Stock is equal to or greater than $9.00 and less than $10.00, or (iii) 150% if the Fair Market Value of one share of Common Stock is equal to or greater than $10.00.

l)                      Change in Control shall mean the definition provided in Exhibit C of the Employment Agreement.

m)                Common Stock shall mean the Company’s common stock.

n)                  Company shall mean iVillage Inc., a Delaware corporation.

o)                  Employment Agreement shall mean the employment agreement, effective as of May 31, 2005, entered into by and between the Company and Douglas McCormick..

p)                  Fair Market Value shall mean, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed or quoted on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable;

(ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable; or

(iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Company.

q)                  Qualifying Termination shall mean (i) your Service was terminated prior to the Scheduled Vesting Date by the Company without “cause” (as defined in the Employment Agreement) or by you for “good reason” (as defined in the Employment Agreement) and (ii) you executed and did not revoke the release of claims agreements required by Section 6.1(a) of the Employment Agreement.

r)                     Service shall mean your performance of services for the Company in the capacity of Chief Executive Officer.  For purposes of this Agreement, you shall be deemed to cease Service immediately upon the date which you no longer perform services in the foregoing capacity for the Company.

s)                   Withholding Taxes shall mean the federal, state and local income and employment taxes required to be withheld by the Company in connection with the issuance of a Cash Payment for the Units that vest under the Award.

As a condition of the Award, please execute the Acknowledgment section below to indicate your acceptance of the terms and conditions of your Award.

iVillage Inc.

BY:	/s/ Steven A. Elkes

TITLE:	CEO, Executive Vice President
Operations & Business Affairs and
Secretary

DATED: January 1, 2006

ACKNOWLEDGMENT

I hereby acknowledge and accept the foregoing terms and conditions of the Performance Unit Award evidenced by this Agreement.  I further acknowledge and agree that the foregoing sets forth the entire understanding between the Company and me regarding my entitlement to receive any Cash Payments subject to such Award and supersedes all prior oral and written agreements on that subject.

SIGNATURE:	/s/ Douglas W. McCormick

DATED: January 1, 2006